UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2022

SONOCO PRODUCTS COMPANY
 Commission File No. 001-11261

South Carolina	57-0248420
(State or other jurisdiction or incorporation)	(I.R.S. Employer Identification Number)
1 N. Second St.
Hartsville, South Carolina 29550
(Address of principal executive offices)(zip code)
Telephone: (843) 383-7000
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

Sonoco Products Company (the "Company") uses certain financial performance measures (“non-GAAP financial measures"), both internally and externally, that are not in conformity with generally accepted accounting principles ("GAAP") to assess and communicate the financial performance of the Company. These non-GAAP financial measures reflect the Company’s GAAP operating results adjusted to remove amounts (including the associated tax effects) relating to: restructuring initiatives; asset impairment charges; environmental charges; acquisition/divestiture-related costs; gains or losses from the divestiture of businesses; losses from the early extinguishment of debt; property insurance recoveries in excess of recorded losses; non-operating pension costs; certain income tax events and adjustments; and other items, if any. The Company's management believes the exclusion of these items improves the period-to-period comparability and analysis of the underlying financial performance of the business. The adjusted non-GAAP results are identified using the term “base,” for example, “base earnings.”

As previously disclosed, beginning in the first quarter of 2022, the Company will also reflect adjustments in these non-GAAP financial measures to exclude amortization expense on acquisition intangibles in determining the Company's base results and segment operating profit. This change is being made to better align the Company's definition of base earnings with those of its peers, better reflect the Company's operating performance, and increase the usefulness of such measures to the investing community.

The Company is providing in this Current Report on Form 8-K recasted disclosure of the base results and segment operating profit previously presented for each quarter of 2021 and for the full years ended December 31, 2021 and 2020, in order to reflect the exclusion of amortization of acquisition intangibles. This Form 8-K does not reflect events occurring subsequent to the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2021 (the "2021 Form 10-K") and does not modify or update the disclosures therein in any way, other than as necessary to reflect the change in base results and segment operating profit as described above. The information in this Form 8-K should be read in conjunction with the 2021 Form 10-K and our subsequent filings with the SEC.

The following table presents operating profit attributable to each of the Company’s segments, revised to exclude amortization expense associated with acquisition intangibles, during each fiscal quarter of 2021:

	Three Months Ended
Dollars in thousands	April 4, 2021	July 4, 2021	October 3, 2021	December 31, 2021
Operating profit:
Segment operating profit:
Consumer Packaging	$81,360	$65,296	$66,341	$61,929
Industrial Paper Packaging	52,299	59,818	55,451	59,230
All Other	18,757	15,607	12,895	15,801
Restructuring/Asset impairment (charges)/income	(6,846)	1,445	(3,488)	(5,321)
Amortization of acquisition intangibles	(12,749)	(12,111)	(12,257)	(12,302)
Other non-base (charges)/income, net	(12,512)	5,236	7,570	(14,596)
Consolidated	$120,309	$135,291	$126,512	$104,741

The following table presents operating profit attributable to each of the Company’s segments, revised to exclude amortization expense associated with acquisition intangibles, during the years ended December 31, 2021 and 2020:

	Year Ended
Dollars in thousands	December 31, 2021	December 31, 2020
Operating profit:
Segment operating profit:
Consumer Packaging	$274,926	$304,437
Industrial Paper Packaging	226,798	184,495
All Other	63,060	90,956
Restructuring/Asset impairment charges	(14,210)	(145,580)
Amortization of acquisition intangibles	(49,419)	(52,899)
Other non-base (charges)/income, net	(14,302)	(23,605)
Consolidated	$486,853	$357,804

The following tables present the reconciliation of the Company’s non-GAAP financial measures to their most directly comparable GAAP financial measures for each of the periods presented. These tables have been revised to reflect the exclusion of amortization expense associated with acquisition intangibles from base results.

	For the three months ended April 4, 2021
Dollars in thousands, except per share data	GAAP	Restructuring/Asset Impairment(1)	Amortization of Acquisition Intangibles	Other Adjustments(2)	Base
Operating profit	$120,309	$6,846	$12,749	$12,512	$152,416
Non-operating pension costs	7,284	—	—	(7,284)	—
Interest expense, net	17,731	—	—	—	17,731
Income before income taxes	$95,294	$6,846	$12,749	$19,796	$134,685
Provision for income taxes	24,045	1,626	3,158	5,633	34,462
Income before equity in earnings of affiliates	$71,249	$5,220	$9,591	$14,163	$100,223
Equity in earnings of affiliates, net of tax	1,044	—	—	—	1,044
Net income	$72,293	$5,220	$9,591	$14,163	$101,267
Net loss attributable to noncontrolling interests, net of tax	4	—	—	—	4
Net income attributable to Sonoco	$72,297	$5,220	$9,591	$14,163	$101,271
Per diluted common share*	$0.71	$0.05	$0.09	$0.14	$1.00
*Due to rounding individual items may not sum across

	For the three months ended July 4, 2021
Dollars in thousands, except per share data	GAAP	Restructuring/Asset Impairment(1)	Amortization of Acquisition Intangibles	Other Adjustments(2)	Base
Operating profit	$135,291	$(1,445)	$12,111	$(5,236)	$140,721
Non-operating pension costs	555,009	—	—	(555,009)	—
Interest expense, net	14,794	—	—	2,165	16,959
Loss from the early extinguishment of debt	20,184	—	—	(20,184)	—
(Loss)/income before income taxes	$(454,696)	$(1,445)	$12,111	$567,792	$123,762
(Benefit from) Provision for income taxes	(118,151)	715	3,000	146,939	32,503
(Loss)/income before equity in earnings of affiliates	$(336,545)	$(2,160)	$9,111	$420,853	$91,259
Equity in earnings of affiliates, net of tax	2,306	—	—	—	2,306
Net (loss)/income	$(334,239)	$(2,160)	$9,111	$420,853	$93,565
Net loss attributable to noncontrolling interests, net of tax	169	—	—	—	169
Net (loss)/income attributable to Sonoco	$(334,070)	$(2,160)	$9,111	$420,853	$93,734
Diluted weighted average common shares outstanding(5):	100,082	—	—	543	100,625
Per diluted common share*	$(3.34)	$(0.02)	$0.09	$4.18	$0.93
*Due to rounding individual items may not sum across

	For the six months ended July 4, 2021
Dollars in thousands, except per share data	GAAP	Restructuring/Asset Impairment(1)	Amortization of Acquisition Intangibles	Other Adjustments(2)	Base
Operating profit	$255,600	$5,401	$24,860	$7,276	$293,137
Non-operating pension costs	562,293	—	—	(562,293)	—
Interest expense, net	32,525	—	—	2,165	34,690
Loss from the early extinguishment of debt	20,184	—	—	(20,184)	—
(Loss)/income before income taxes	$(359,402)	$5,401	$24,860	$587,588	$258,447
(Benefit from) Provision for income taxes	(94,106)	2,341	6,158	152,572	66,965
(Loss)/income before equity in earnings of affiliates	$(265,296)	$3,060	$18,702	$435,016	$191,482
Equity in earnings of affiliates, net of tax	3,350	—	—	—	3,350
Net (loss)/income	$(261,946)	$3,060	$18,702	$435,016	$194,832
Net loss attributable to noncontrolling interests, net of tax	172	—	—	—	172
Net (loss)/income attributable to Sonoco	$(261,774)	$3,060	$18,702	$435,016	$195,004
Diluted weighted average common shares outstanding(5):	100,571	—	—	498	101,069
Per diluted common share*	$(2.60)	$0.03	$0.19	$4.30	$1.93

*Due to rounding individual items may not sum across

	For the three months ended October 3, 2021
Dollars and shares in thousands, except per share data	GAAP	Restructuring/Asset Impairment(1)	Amortization of Acquisition Intangibles	Other Adjustments(2)	Base
Operating profit	$126,512	$3,488	$12,257	$(7,570)	$134,687
Non-operating pension costs	525	—	—	(525)	—
Interest expense, net	14,219	—	—	—	14,219
Income before income taxes	$111,768	$3,488	$12,257	$(7,045)	$120,468
Provision for income taxes	2,564	312	3,036	16,683	22,595
Income before equity in earnings of affiliates	$109,204	$3,176	$9,221	$(23,728)	$97,873
Equity in earnings of affiliates, net of tax	2,351	—	—	—	2,351
Net income	$111,555	$3,176	$9,221	$(23,728)	$100,224
Net (income) attributable to noncontrolling interests, net of tax	(415)	—	—	—	(415)
Net income attributable to Sonoco	$111,140	$3,176	$9,221	$(23,728)	$99,809
Per diluted common share*	$1.12	$0.03	$0.09	$(0.24)	$1.00
*Due to rounding individual items may not sum across

	For the nine months ended October 3, 2021
Dollars and shares in thousands, except per share data	GAAP	Restructuring/Asset Impairment(1)	Amortization of Acquisition Intangibles	Other Adjustments(2)	Base
Operating profit	$382,112	$8,889	$37,117	$(294)	$427,824
Non-operating pension costs	562,818	—	—	(562,818)	—
Interest expense, net	46,744	—	—	2,165	48,909
Loss from the early extinguishment of debt	20,184	—	—	(20,184)	—
(Loss)/income before income taxes	$(247,634)	$8,889	$37,117	$580,543	$378,915
(Benefit from)/Provision for income taxes	(91,542)	2,653	9,194	169,255	89,560
(Loss)/income before equity in earnings of affiliates	$(156,092)	$6,236	$27,923	$411,288	$289,355
Equity in earnings of affiliates, net of tax	5,701	—	—	—	5,701
Net (loss)/income	$(150,391)	$6,236	$27,923	$411,288	$295,056
Net (income) attributable to noncontrolling interests, net of tax	(243)	—	—	—	(243)
Net (loss)/income attributable to Sonoco	$(150,634)	$6,236	$27,923	$411,288	$294,813
Diluted weighted average common shares outstanding(5):	100,039	—	—	468	100,507
Per diluted common share*	$(1.51)	$0.06	$0.28	$4.09	$2.93

*Due to rounding individual items may not sum across

	For the three months ended December 31, 2021
Dollars and shares in thousands, except per share data	GAAP	Restructuring/Asset Impairment(1)	Amortization of Acquisition Intangibles	Other Adjustments(2)	Base
Operating profit	$104,741	$5,321	$12,302	$14,596	$136,960
Non-operating pension costs	5,598	—	—	(5,598)	—
Interest expense, net	12,491	—	—	—	12,491
Income before income taxes	$86,652	$5,321	$12,302	$20,194	$124,469
Provision for income taxes	24,112	2,710	3,047	(189)	29,680
Income before equity in earnings of affiliates	$62,540	$2,611	$9,255	$20,383	$94,789
Equity in earnings of affiliates, net of tax	5,140	—	—	(1,394)	3,746
Net income	$67,680	$2,611	$9,255	$18,989	$98,535
Net (income)/loss attributable to noncontrolling interests, net of tax	(2,523)	—	—	2,052	(471)
Net income attributable to Sonoco	$65,157	$2,611	$9,255	$21,041	$98,064
Per diluted common share*	$0.66	$0.03	$0.09	$0.21	$0.99
*Due to rounding individual items may not sum across

	For the year ended December 31, 2021
Dollars and shares in thousands, except per share data	GAAP	Restructuring/Asset Impairment(1)	Amortization of Acquisition Intangibles	Other Adjustments(3)		Base
Operating profit	$486,853	$14,210	$49,419	$14,302		$564,784
Non-operating pension costs	568,416	—	—	(568,416)		—
Interest expense, net	59,235	—	—	2,165		61,400
Loss from the early extinguishment of debt	20,184	—	—	(20,184)		—
(Loss)/Income before income taxes	$(160,982)	$14,210	$49,419	$600,737	$—	$503,384
(Benefit from)/Provision for income taxes	(67,430)	5,363	12,241	169,066		119,240
(Loss)/Income before equity in earnings of affiliates	$(93,552)	$8,847	$37,178	$431,671		$384,144
Equity in earnings of affiliates, net of tax	10,841	—	—	(1,394)		9,447
Net (loss)/income	$(82,711)	$8,847	$37,178	$430,277		$393,591
Net (income)/loss attributable to noncontrolling interests, net of tax	(2,766)	—	—	2,052		(714)
Net (loss)/income attributable to Sonoco	$(85,477)	$8,847	$37,178	$432,329		$392,877
Diluted weighted average common shares outstanding(5):	99,608	$—	—	469		100,077
Per diluted common share*	$(0.86)	$0.09	$0.37	$4.32		$3.93
*Due to rounding individual items may not sum across

	For the year ended December 31, 2020
Dollars and shares in thousands, except per share data	GAAP	Restructuring/Asset Impairment(1)	Amortization of Acquisition Intangibles	Other Adjustments(4)	Base (as revised)
Operating profit	$357,804	$145,580	$52,899	$23,605	$579,888
Non-operating pension costs	30,142	—	—	(30,142)	—
Interest expense, net	72,070	—	—	—	72,070
Income before income taxes	$255,592	$145,580	$52,899	$53,747	$507,818
Provision for income taxes	53,030	32,868	13,040	28,362	127,300
Income before equity in earnings of affiliates	$202,562	$112,712	$39,859	$25,385	$380,518
Equity in earnings of affiliates, net of tax	4,679	—	—	—	4,679
Net income	$207,241	$112,712	$39,859	$25,385	$385,197
Net loss/(income) attributable to noncontrolling interests, net of tax	222	(60)	—	—	162
Net income attributable to Sonoco	$207,463	$112,652	$39,859	$25,385	$385,359
Per diluted common share*	$2.05	$1.11	$0.39	$0.25	$3.81
*Due to rounding individual items may not sum across

(1) Restructuring/Asset impairment charges are a recurring item as Sonoco’s restructuring actions usually require several years to fully implement and the Company is continually seeking to take actions that could enhance its efficiency. Although recurring, these charges are subject to significant fluctuations from period to period due to the varying levels of restructuring activity and the inherent imprecision in the estimates used to recognize the impairment of assets and the wide variety of costs and taxes associated with severance and termination benefits in the countries in which the restructuring actions occur. Additionally, 2020 includes net asset impairment charges totaling $100,242 mostly related to the Company's Plastics - Food thermoforming operations.

(2) Other Adjustments are primarily comprised of costs related to potential and actual acquisitions and divestitures, non-operating pension costs (including settlement charges), losses on the early extinguishment of debt, gains from insurance proceeds, and gains/losses from the divestiture of businesses, net of the applicable tax effect.

(3) Other Adjustments presented above reflects the combined total of "Acquisition/Divestiture Related Costs" and "Other Adjustments" included in the "Reconciliation of GAAP to Non-GAAP Financial Measures" table for the year ended December 31, 2021 in the Company's 2021 Form 10-K.

(4) Other Adjustments presented above reflects the combined total of "Acquisition Related Costs" and "Other Adjustments" included in the "Reconciliation of GAAP to Non-GAAP Financial Measures" table for the year ended December 31, 2020 in the Company's 2021 Form 10-K.

(5) Due to the magnitude of certain expenses considered by management to be non-base, the Company reported a 2021 GAAP net loss attributable to Sonoco. In instances where a company incurs a net loss, including potential common shares in the denominator of a diluted earnings per-share computation will have an antidilutive effect on the per-share loss. GAAP therefore requires the exclusion of any unexercised share awards or other like instruments for purposes of calculating weighted average shares outstanding. Accordingly, the Company did not include any unexercised share awards or other like instruments in calculating weighted average shares outstanding for GAAP purposes in the table above, which resulted in basic weighted average common shares outstanding and diluted weighted average common shares outstanding being the same. However, the Company also presents base net income attributable to Sonoco, which excludes the net non-base items. In order to maintain consistency and comparability of base diluted EPS, dilutive unexercised share awards were included in the calculation to the same extent they would have been had GAAP net income attributable to Sonoco been equal to base net income attributable to Sonoco.

The information set forth in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: March 15, 2022	By:	/s/ Julie C. Albrecht
Julie C. Albrecht
Vice President and Chief Financial Officer